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DEARBORN BANCORP, INC.
FORM 10-Q (continued)

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") of Dearborn Bancorp, Inc. (the "Issuer").

         I, Michael J. Ross, President and Chief Executive Officer of the Issuer, certify that:

         (i) The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 10, 2004

                                            /s/ Michael J. Ross
                                      ------------------------------
                                               Michael J. Ross
                                       President and Chief Executive Officer,
                                             Dearborn Bancorp, Inc.